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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 5, 2007

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-31014                    52-2181356
      --------                      --------                   ----------
(State or other Jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
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                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05   AMENDMENT TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
            PROVISION OF THE CODE OF ETHICS

     On April 5, 2007, the Board of Directors of HealthExtras, Inc. (the "Company") amended the Company's Code of Ethics & Conduct (the "Code") applicable to directors, officers and employees of the Company. Prior to the amendment, certain provisions relating to accountability for adherence to the Code were provided by reference to the Company's Business Ethics Policies and Procedures. The Code has been amended to include these accountability provisions directly in the Code. Portions of the Code have also been amended for purposes of clarification without substantive change. A copy of the revised Code is filed herewith as Exhibit 14.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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       (d)  Exhibits

            Number            Description
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            14                Code of Ethics & Conduct


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 11, 2007            By: /s/ Thomas M. Farah
                                     ----------------------------------
                                     Thomas M. Farah
                                     Secretary and General Counsel